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                                                                 EXHIBIT 10(g)
                                  THE SCOTTS COMPANY
                         1996 EXECUTIVE ANNUAL INCENTIVE PLAN
                                         4/10/96


PURPOSE: To motivate performance of executives to achieve corporate and business unit profitability.



MEASUREMENTS:      FOR CORPORATE PARTICIPANTS.....

                        2/3rds based on consolidated corporate results

                        1/3rd based on CEO discretion



                   FOR BUSINESS UNIT PARTICIPANTS....

                        1/3 based on business unit results

                        1/3 based on consolidated corporate results

                        1/3 based on CEO discretion

                   The business unit must achieve its "threshold" profitability level in order to be eligible for the 1/3 corporate component.



                   FOR OPERATIONS PARTICIPANTS....

                        1/2 based on consolidated corporate results

                        1/2 based on CEO discretion



TARGET AWARD:      Each participant will be assigned a 1996 "Bonus Target % of
                   Salary" equal to one-half of the defunct plan's target: the aggregation of these amounts approximates $500,000.


EARNED AWARDS:     Consolidated corporate performance, as measured by net
                   income, will tie to an earned award percentage. For purposes of this Plan, net income is defined as income after tax but before accounting for extraordinary items or accounting changes.

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EARNED AWARDS      CORPORATE PERFORMANCE          NET INCOME   INCENTIVE PAYOUT
(CONT.):           ---------------------          ----------   ----------------
                   THRESHOLD  (90% OF TARGET)      $ 19,133         25%
                   1996 TARGET                     $ 21,259        100%
                   SUPERIOR  (110% OF TARGET)      $ 23,385        125%
                   OUTSTANDING (LAST YEAR
                     PROFORMA)                     $ 32,943        300%

                                       [GRAPH]



         Results between "Superior" and "Outstanding" performance will be incrementally calculated so that participants will receive a prorated payout calculated on a straight line basis.

         Based upon actual results as compared to the four performance levels, the quantitative portion of the award can be calculated.



QUANTITATIVE       FOR CORPORATE PARTICIPANTS...
AWARD:
                        1996 Target x 2/3 x Consolidated Earned Award Percentage = Quantitative Award



                   FOR BUSINESS UNIT PARTICIPANTS...

                        1996 Target  x  1/3   x  Business Unit Earned Award
                        Percentage

                                            +

                        1996 Target x 1/3 x Consolidated Earned Award Percentage (PROVIDED BUSINESS UNIT ATTAINS THRESHOLD PROFITABILITY LEVEL)

                        =    Quantitative Award

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QUANTITATIVE       FOR OPERATIONS PARTICIPANTS...
AWARD (CONT.):
                      1996 Target x 1/2 x Consolidated Earned Award Percentage = Quantitative Award


DISCRETIONARY      As limited by the total funds available, the CEO applies
AWARDS:            a discretionary adjustment to reward superior results,
                   teamwork, inventory reduction or other special contri-butions. Such discretionary bonus is largely based on achievements within the individual's area of respons-ibility. If applicable, specific quantifiable goals may be established; the discretionary award may be applied based on the performance of such goals.


BONUS POOL:        Provided corporate performance is "superior" or above, a
                   pool for awards will be generated to provide recognition to associates who are not eligible for participation in the Executive Annual Incentive Plan or the Management Incentive
                   Plan and whose individual performance is exceptional. The number of awards granted will vary from year to year, however, recipients must be employed on the last day of the fiscal year to be eligible for consideration of an award.
                   The total pool will not exceed $100,000, with awards typically ranging from $500 to $2,000.


COMPENSATION       The Compensation Committee shall review the operation of the
COMMITTEE/ BOARD   Plan and, if at any time the continuation of the Plan, or
OF DIRECTORS:      any of its provisions becomes inappropriate or inadvisable, the Compensation Committee shall revise or modify Plan provisions or recommend to the Board that the Plan be suspended or withdrawn. In addition, the Compensation
                   Committee reserves the right to modify incentive formulas to reflect unusual circumstances.

                   The Board of Directors reserves to itself the right to suspend the Plan, to withdraw the Plan, and to make substantial alterations in Plan concept.